MAINSTAY VP SERIES FUND, INC.

Supplement dated January 2, 2009 (“Supplement”)
to the Prospectus dated May 1, 2008 (“Prospectus”)

MainStay VP Common Stock Portfolio
MainStay VP S&P 500 Index Portfolio

This Supplement updates certain information contained in the above-dated Prospectus for MainStay VP Series Fund, Inc. (the “Fund”) regarding the above listed Portfolios, each a series of the Fund.  You may obtain copies of the Prospectus and the Statements of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

As of January 2, 2009, the portfolio managers who manage the day-to-day investment operations of the above listed Portfolios will transition from a division within NYLIM, currently referred to as NYLIM Equity Investors or Equity Investors Group (“EIG”), to a wholly-owned subsidiary of NYLIM Holdings LLC.  The new legal entity will be named Madison Square Investors LLC (“MSI”).  The creation of MSI will not impact the portfolio management teams or investment strategies of the Portfolios.  The Portfolios’ Boards of Directors (the “Board”) approved the appointment of MSI as subadvisor to the Portfolios at a meeting on September 25, 2008.  The Board also approved a new Subadvisory Agreement between NYLIM and MSI.  There will be no change in the management fees paid by the Portfolios as a result of this initiative.

Effective January 2, 2009

1.      All references to NYLIM as the entity responsible for the day-to-day portfolio management of the above referenced Portfolios are hereby replaced with Madison Square Investors LLC.  NYLIM will remain the Portfolios’ investment manager and will oversee MSI.  Under the supervision of NYLIM, MSI will be responsible for the portfolio management of the Portfolios, including making the specific decisions about buying, selling and holding securities.

2.      All references to NYLIM Equity Investors or Equity Investors Group are hereby replaced with Madison Square Investors LLC.

3.      The section of the Prospectus entitled “Subadvisors” is amended to add a paragraph describing MSI as follows:

Madison Square Investors LLC, 1180 Avenue of the Americas, New York, New York, 10036, serves as Subadvisor to the Common Stock and S&P 500 Index Portfolios.  The firm was established in 2009 as an independent investment adviser and previously operated as an investment division of NYLIM.  MSI is a wholly-owned subsidiary of NYLIM Holdings LLC.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.